Item 1. Report to Shareholders

December 31, 2004

Annual Report

T. Rowe Price Institutional Large-Cap Core Growth Fund

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

T. Rowe Price Institutional Large-Cap Core Growth Fund

Dear Investor

After a difficult summer correction, equity markets advanced in the second half of 2004. Several events, including the resolution of the presidential election, some moderation in energy prices, and strong corporate earnings, bolstered stock prices, especially in the fourth quarter. However, for the past six and 12 months, large-cap growth stocks continued to generate relatively mediocre results. We believe that several factors, including attractive valuations, strong dividend growth, and benefit from the declining dollar, could support improved performance for large-cap growth stocks in 2005.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Institutional Large-Cap
Core Growth Fund                                      4.93%                7.29%

S&P 500 Stock Index                                   7.19                10.88

Russell 1000 Growth Index                             3.47                 6.30

Lipper Large-Cap Core
Growth Funds Index                                    5.91                 8.29


Your portfolio produced solid returns that outperformed the style-specific Russell 1000 Growth Index for the past six and 12 months. However, results for both periods lagged the S&P 500 Stock Index and the Lipper peer group of large-cap growth funds. Although sector allocation decisions benefited our results versus the Lipper peer group for the past six months, stock selection in the financials and energy sectors more than offset the gains.


Market Environment

For the six-month period, small- and mid-cap stocks, especially value shares, continued to outperform large-cap stocks in general and growth-oriented stocks in particular. Large-cap U.S. stocks fell in the third quarter as the economy moved through a period of softer-than-expected growth and investors grew concerned about an earnings growth slowdown. The economic deceleration was partially attributable to rising oil prices, which neared $50 per barrel at the end of September, higher short-term interest rates, and uncertainty regarding the upcoming presidential election. Large-cap growth stocks were particularly hard hit as the technology and health care stocks corrected significantly.

As the period progressed, several concerns were resolved in the fourth quarter:
The presidential election was decided without controversy, energy prices retreated from record highs, and consumer confidence, corporate spending, and corporate profits improved. Stocks rallied in response, but several risks remain. Energy prices are volatile, and the continuing war in Iraq and the threat of global terrorism are related concerns. We expect interest rates to increase, but perhaps only modestly. However, the sharp decline in the dollar raises the possibility that rates would need to rise more than anticipated to attract foreign capital.

We believe strong corporate profit growth, the related increase in free cash flow at many companies, and slowly improving capital expenditures could more than offset these risks. Free cash flow margins and the level of cash on corporate balance sheets stand at multi-decade highs while capital spending, in our view, is unsustainably low. Dividend growth, which is more prevalent at large-cap growth companies, could also support investment gains.


Portfolio Review

The portfolio's consumer discretionary holdings (particularly retail) were strong contributors for the past six months. Significant overweight positions in Target, Home Depot, and Best Buy produced excellent gains. Target's sales of its underperforming Mervyn's division and its Marshall Fields department store segment proved to be major positives. Home Depot has executed well, but some are concerned that rising interest rates could hurt housing demand and, ultimately, revenue gains. We think the company will do well in most scenarios, and its current valuation compensates for these risks. Although Wal-Mart was disappointing, we think it is reasonably valued and offers good growth prospects. Consequently, we added to our position on price weakness. (Please refer to our portfolio of investments for a complete listing of holdings and the amount each represents of the portfolio.)

The health care sector contains several consistent growth companies, but performance was mixed; health care services, device manufacturers, and biotechs continued to outperform large pharmaceutical companies. UnitedHealth Group (the portfolio's second-largest holding) and WellPoint, which merged with Anthem in the fourth quarter and is now the nation's largest health insurer, both trended steadily higher over the past six months and have been major outperformers for the portfolio for several years. Amgen, Johnson & Johnson, and to a lesser extent Wyeth were also important contributors. Amgen has required patience and was an inconsistent performer until recently due to concerns over reimbursement for their anemia drug, Aranesp, but it appears well positioned for solid growth. Note: Due to its merger with Anthem, WellPoint is listed as our largest purchase for the past six months in the table on page 5.


Sector Diversification
--------------------------------------------------------------------------------

Periods Ended                                      6/30/04             12/31/04
--------------------------------------------------------------------------------

Financials                                            23.3%                23.5%

Information Technology                                20.8                 19.4

Health Care                                           17.0                 16.9

Consumer Discretionary                                14.5                 14.5

Industrials and Business Services                     10.7                 11.6

Consumer Staples                                       6.5                  5.8

Energy                                                 4.5                  4.8

Telecommunications Services                            1.9                  2.4

Materials                                              0.0                  0.0

Utilities                                              0.0                  0.0

Reserves                                               0.8                  1.1

Total                                                100.0%               100.0%

Historical weightings reflect current industry/sector classifications.


Manufacturers with durable earnings underperformed some deep cyclicals. However, General Electric, Tyco International, and Danaher were solid second-half gainers. We like each of these companies because of their first-rate management, extraordinary free cash flow, and disciplined capital allocation processes. We are particularly impressed with GE's improving business prospects in its energy services and aerospace services businesses.

Only select technology stocks worked in the second half of 2004. Dell was our top information technology contributor for the period. The company is taking market share in its storage, server, and printer segments and continues to generate superior free cash flow growth. Adobe Systems and Oracle (a new portfolio holding) were solid performers in the software industry. We built a significant position in Oracle, the portfolio's sixth-largest purchase for the past six months. Internet-retailer eBay was also a strong second-half gainer. The company is positioned to produce strong growth, but the rich valuation is cause for some concern--and we have been willing to reduce the position at certain price levels.

Despite their overall lackluster third-quarter performance, financial stocks (the portfolio's best second-half contributors) produced solid fourth-quarter gains. The portfolio's returns relative to the S&P 500 benefited from our overweight in capital markets, especially trust banks and brokers, and solid stock selection. Franklin Resources and Legg Mason continue to gather assets and generate solid earnings and dividend growth. Sallie Mae, Citigroup, American Express, Bank of America, and Northern Trust each have shown improving results in a difficult environment, and investors have recognized the strength of their franchises.

The list of six-month detractors was dominated by technology and health care companies. Pfizer was our largest loser. As our longtime investors know, we are usually willing to hold a lagging stock if we feel the valuation is compelling and the fundamentals are sound or poised to improve. However, in the past month, three unfavorable developments emerged. The first is an aggressive patent challenge to Lipitor by Ranbaxy (an Indian company), which could have merit. Second, Pfizer's pain reliever, Celebrex, was shown in one study to have unfavorable cardiovascular side effects. Celebrex will probably stay on the market, but prescriptions filled have declined dramatically. We were fortunate to have avoided owning Merck, which declined precipitously after its Vioxx pain-killer was removed from the market. Additionally, Lyrica--Pfizer's replacement product for Neurontin--was deemed a controlled substance and has not yet received approval for the treatment of epilepsy. We sold a significant portion of our position believing these factors make achieving Pfizer's growth goals much more difficult.

Forest Laboratories turned in disappointing results for the past six months after being a solid performer. The company's Alzheimer's product Namenda experienced a lackluster launch. Perhaps of greater concern, antidepressant Lexapro, its largest-selling drug, faces a patent challenge in May 2005. Normally, patent challenges by generic drugmakers are anticipated and frequently defeated. However, given the importance of the product and concerns about the entire antidepressant category, we reduced our position. We believe that it's wise to sell all (or at least some) of a position if there is a major risk that can be better evaluated later.

Among our technology companies, bellwethers such as Cisco Systems, Microsoft, and Intel were poor performers. Analog semiconductor makers Maxim Integrated Products and Analog Devices were also under pressure. We benefited, compared with our Lipper peer group, by underweighting information technology, particularly semiconductor holdings. However, we are becoming more positive about the sector because valuations are reasonable, balance sheets are strong, and cash generation and dividend growth are improving. Our analysts' view is that an inventory correction will end in early 2005. Important improvements are also taking place at tech companies such as Intel, which could result in a greater focus on return on invested capital and better returns for shareholders. That said, we intend to increase our tech weighting slowly because valuations are reasonable but not compelling, there are other attractive alternatives, and we believe a cautious but opportunistic approach is warranted.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                             Institutional
                                                 Large-Cap
                                               Core Growth              S&P 500
As of 12/31/04                                        Fund          Stock Index
--------------------------------------------------------------------------------

Earnings Growth Rate
  Past 5 Years                                        10.9%                 9.4%

  Projected 5 Years(1)                                13.3                 11.5

Return on Equity
  Past 5 Years                                        18.9                 18.9

Long-Term Debt as
Percent of Capital                                    25.3                 31.1

P/E Ratio (Based on
Next 12 Months'
Estimated Earnings)(1)                               18.9X                17.8X

(1) Source data: IBES. Forecasts are in no way indicative of future investment returns.

Other significant second-half detractors included financial services leaders American International Group (AIG) and Marsh & McLennan, gaming equipment maker International Game Technology, and post-secondary education provider Apollo Group. Despite various regulatory concerns surrounding AIG, the company is well positioned for continued growth and reasonably valued in our view. Marsh & McLennan is a more complex situation where the regulatory actions taken against the company will likely affect profitability (but probably less than many feared). After selling at much higher prices, we recently began adding to our modest position. International Gaming Technology has provided mediocre performance, and we are carefully evaluating our position given a delay in earnings acceleration. Conversely, Apollo was a major long-term winner, and we took some profits prior to and during its fourth-quarter decline. We think this well-managed company should continue to prosper, and we intend to maintain a position.


Strategy
We seek out companies with durable, sustainable earnings and above-average cash flow growth. The free cash flow we prize has become even more valuable now that tax laws are giving dividends more favorable treatment.

Additions to existing holdings such as Wal-Mart and State Street were significant enough to be included in the 10 largest purchases for the past six months. We also established a position in Kohl's after we saw management changes, improvement in merchandising practices, and the addition of several important new product lines including Estee Lauder and because of our analysts' conviction that it is a compelling growth idea.

Pfizer was one of our largest sales in the last six months for the reasons outlined earlier. We also sharply reduced our holding in Fannie Mae because we favor other ideas in the financial area. Fannie Mae has had to raise significant amounts of capital and will not have audited financial statements for an extended period.

Outlook
In our last letter, we pointed out that many investors had become pessimistic and that some concerns could recede over time. In fact, energy prices have moderated, the election was decided without a protracted dispute, and consumer confidence and corporate earnings are solid. However, geopolitical risks such as terrorism will be a concern for decades to come but on balance may be improving. There is a risk of a continued sharp decline in the dollar, but this isn't likely in our view.

Finally, there is moderate valuation risk in the market because stocks have rebounded sharply and are somewhat more expensive. Earnings continue to march ahead, however, which could ultimately reduce this risk. We believe high-quality, consistent-growth companies that have lagged are attractive at current prices. There continues to be a solid case for investing in U.S. stocks for the following reasons:

     1. Earnings growth remains strong at many high-quality U.S. companies, many of which do not need a robust economic recovery to produce strong profit growth.

     2. Valuations have increased as the market has rallied. However, the stocks of many consistent-growth companies moved up only moderately and still remain reasonably valued, particularly because earnings have maintained and enhanced through the downturn.

     3. Companies have reduced expenses significantly. Consequently, a pickup in revenue growth could result in strong profit growth.

     4. Many of our holdings generate significant free cash flow and free cash flow margins are at multi-decade highs. Shareholder-oriented management teams can use this cash to pay dividends--which now receive more favorable tax treatment--repurchase shares, or make value-added acquisitions.

As always, we will strive to enhance returns while managing risk by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,


Larry J. Puglia
Chairman of the fund's Investment Advisory Committee



Thomas J. Huber
Investment Advisory Committee Member

January 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the investment program.


Risks of Stock Investing
--------------------------------------------------------------------------------

The fund's share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.


Glossary
--------------------------------------------------------------------------------

Dividend yield: The annual dividend of a stock divided by the stock's price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Free cash flow margin: The ratio of a company's free cash flow to its revenues

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock's market price to its book value, i.e., the company's net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: An index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

T. Rowe Price Institutional Large-Cap Core Growth Fund

Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/04
--------------------------------------------------------------------------------

Citigroup                                                                   3.7%

UnitedHealth Group                                                          3.4

Microsoft                                                                   3.3

GE                                                                          3.1

Tyco International                                                          2.2

Danaher                                                                     2.2

Dell                                                                        2.2

American International Group                                                2.0

Pfizer                                                                      2.0

State Street                                                                1.7

Home Depot                                                                  1.7

WellPoint                                                                   1.7

Johnson & Johnson                                                           1.7

Wal-Mart                                                                    1.6

Target                                                                      1.6

Amgen                                                                       1.6

Cisco Systems                                                               1.5

Schlumberger                                                                1.5

ExxonMobil                                                                  1.4

American Express                                                            1.4

Viacom                                                                      1.4

Freddie Mac                                                                 1.4

Vodafone                                                                    1.3

Maxim Integrated Products                                                   1.3

UPS                                                                         1.3

Total                                                                      48.2%
--------------------------------------------------------------------------------

Major Portfolio Changes
--------------------------------------------------------------------------------

Listed in descending order of size
Six Months Ended 12/31/04

LARGEST PURCHASES
--------------------------------------------------------------------------------

WellPoint*

Honeywell International**

Boston Scientific**

Biomet**

Wal-Mart

Oracle**

GE

Amgen

Kohl's**

State Street
--------------------------------------------------------------------------------

LARGEST SALES
--------------------------------------------------------------------------------

Disney***

Fannie Mae

3M***

Pfizer

Colgate-Palmolive***

Freddie Mac

Cardinal Health***

First Data

Applied Materials***

Nokia
--------------------------------------------------------------------------------

*    Merger

**   Position added

***  Position eliminated

T. Rowe Price Institutional Large-Cap Core Growth Fund

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

Institutional Large-Cap Core Growth Fund
--------------------------------------------------------------------------------

                                                                 As of 12/31/04

Institutional Large-Cap Core Growth Fund                   $             11,942

Russell 1000 Growth Index                                  $             11,737

Lipper Large-Cap Core Growth Funds Index                   $             12,005


                                                                         Lipper
                           Institutional                              Large-Cap
                          Large-Cap Core      Russell 1000          Core Growth
                             Growth Fund      Growth Index          Funds Index

9/30/03                          $10,000           $10,000              $10,000

12/03                             11,130            11,041               11,086

12/04                             11,942            11,737               12,005


Average Annual Compound Total Return
--------------------------------------------------------------------------------

                                                                          Since
                                                                      Inception
Periods Ended 12/31/04                              1 Year              9/30/03
--------------------------------------------------------------------------------

Institutional Large-Cap Core Growth Fund              7.29%               15.24%

S&P 500 Stock Index                                  10.88                19.05

Russell 1000 Growth Index                             6.30                13.65

Lipper Large-Cap Core Growth Funds Index              8.29                15.74

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-638-8790.

This table shows how the portfolio would have performed each year if its actual (or cumulative) returns for the periods shown were earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares. When assessing performance, investors should consider both short-and long-term returns.


Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.


T. Rowe Price Institutional Large-Cap Core Growth Fund
--------------------------------------------------------------------------------

                                                                       Expenses
                                  Beginning         Ending          Paid During
                                    Account        Account              Period*
                                      Value          Value            7/1/04 to
                                     7/1/04       12/31/04             12/31/04
--------------------------------------------------------------------------------

Actual                            $1,000.00      $1,049.30                $3.35

Hypothetical
(assumes 5% return
before expenses)                  $1,000.00      $1,021.87                $3.30

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.65%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

Financial Highlights

T. Rowe Price Institutional Large-Cap Core Growth Fund

                                                     For a share outstanding
                                                     throughout each period
                                                 -----------------------------
                                                      Year             9/30/03
                                                     Ended             Through
                                                  12/31/04            12/31/03
NET ASSET VALUE
Beginning of period                        $         11.12      $       10.00

Investment activities
  Net investment income (loss)                        0.10*              0.01*

  Net realized and
  unrealized gain (loss)                              0.71               1.12

  Total from
  investment activities                               0.81               1.13

Distributions
  Net investment income                              (0.11)             (0.01)

NET ASSET VALUE
End of period                              $         11.82      $       11.12

Ratios/Supplemental Data

Total return^                                         7.29%*            11.30%*

Ratio of total expenses to
average net assets                                    0.65%*             0.65%*!

Ratio of net investment
income (loss) to average
net assets                                            0.95%*             0.70%*!

Portfolio turnover rate                              18.2%               8.6%!

Net assets, end of period
(in thousands)                             $         32,065      $      19,774


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.65% contractual expense limitation in effect through 4/30/07.

!    Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
T. Rowe Price Institutional Large-Cap Core Growth Fund
December 31, 2004

                                                    Shares                Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCK  98.9%

CONSUMER DISCRETIONARY  14.5%

Automobiles  1.1%

Harley-Davidson                                      5,700      $           346

                                                                            346

Hotels, Restaurants & Leisure  2.4%

Carnival                                             6,850                  395

International Game Technology                       10,800                  371

                                                                            766

Internet & Catalog Retail  1.3%

eBay *                                               3,400                  395

                                                                            395
Media  5.2%

Clear Channel Communications                         8,700                  291

Comcast, Class A *                                   8,000                  263

Omnicom                                              1,400                  118

Scripps, Class A                                     4,200                  203

Time Warner *                                       18,200                  354

Viacom, Class B                                     12,300                  447

                                                                          1,676

Multiline Retail  1.9%

Kohl's *                                             2,300                  113

Target                                               9,700                  504

                                                                            617

Specialty Retail  2.6%

Best Buy                                             4,850                  288

Home Depot                                          12,900                  552

                                                                            840

Total Consumer Discretionary                                              4,640


CONSUMER STAPLES  5.8%

Beverages  1.5%

Coca-Cola                                            4,150                  173

PepsiCo                                              6,050                  316

                                                                            489

Food & Staples Retailing  1.9%

CVS                                                  2,300                  104

Wal-Mart                                             9,740                  514

                                                                            618

Household Products  1.1%

Procter & Gamble                                     6,400                  352

                                                                            352

Personal Products  0.4%

Gillette                                             3,000                  134

                                                                            134

Tobacco  0.9%

Altria Group                                         4,500                  275

                                                                            275

Total Consumer Staples                                                    1,868


ENERGY  4.8%

Energy Equipment & Services  3.4%

Baker Hughes                                         8,900                  380

Schlumberger                                         6,950                  466

Smith International *                                4,600                  250

                                                                          1,096

Oil & Gas  1.4%

ExxonMobil                                           8,900                  456

                                                                            456

Total Energy                                                              1,552


FINANCIALS  23.5%

Capital Markets  8.6%

Bank of New York                                     3,300                  110

Charles Schwab                                      11,300                  135

Franklin Resources                                   5,250                  366

Goldman Sachs                                        2,950                  307

Legg Mason                                           4,250                  311

Mellon Financial                                    10,000                  311

Merrill Lynch                                        4,700                  281

Morgan Stanley                                       3,400                  189

Northern Trust                                       4,200                  204

State Street                                        11,300                  555

                                                                          2,769

Commercial Banks  2.9%

Bank of America                                      8,000                  376

U.S. Bancorp                                         6,900                  216

Wells Fargo                                          5,300                  330

                                                                            922

Consumer Finance  2.4%

American Express                                     7,950                  448

SLM Corporation                                      6,000                  321

                                                                            769

Diversified Financial Services  3.7%

Citigroup                                           24,600                1,185

                                                                          1,185

Insurance  4.0%

American International Group                         9,950                  653

Hartford Financial Services                          3,600                  250

Marsh & McLennan                                     6,450                  212

St. Paul Companies                                   4,644                  172

                                                                          1,287

Thrifts & Mortgage Finance  1.9%

Fannie Mae                                           2,500                  178

Freddie Mac                                          5,900                  435

                                                                            613

Total Financials                                                          7,545

HEALTH CARE  16.9%

Biotechnology  2.5%

Amgen *                                              7,830                  502

Biogen Idec *                                        2,600                  173

Genentech *                                          2,600                  142

                                                                            817

Health Care Equipment & Supplies  2.6%

Biomet                                               3,500                  152

Boston Scientific *                                  4,200                  149

Medtronic                                            7,500                  372

St. Jude Medical *                                   2,400                  101

Stryker                                              1,300                   63

                                                                            837

Health Care Providers & Services  5.1%

UnitedHealth Group                                  12,300                1,084

WellPoint *                                          4,700                  540

                                                                          1,624

Pharmaceuticals  6.7%

Abbott Laboratories                                  5,400                  252

Eli Lilly                                            3,400                  193

Forest Laboratories *                                3,450                  155

Johnson & Johnson                                    8,350                  529

Pfizer                                              23,900                  643

Wyeth                                                8,450                  360

                                                                          2,132

Total Health Care                                                         5,410


INDUSTRIALS & BUSINESS SERVICES  11.6%

Aerospace & Defense  1.4%

General Dynamics                                     1,200                  125

Honeywell International                              4,600                  163

Lockheed Martin                                      2,800                  156

                                                                            444

Air Freight & Logistics  1.3%

UPS, Class B                                         4,750                  406

                                                                            406

Commercial Services & Supplies  1.2%

Apollo Group, Class A *                              2,900                  234

Waste Management                                     4,600                  138

                                                                            372

Industrial Conglomerates  5.3%

GE                                                  27,200                  993

Tyco International                                  20,100                  718

                                                                          1,711
Machinery  2.4%

Danaher                                             12,240                  702

Deere                                                1,100                   82

                                                                            784

Total Industrials & Business Services                                     3,717

INFORMATION TECHNOLOGY  19.4%

Communications Equipment  3.0%

Cisco Systems *                                     25,200                  487

Juniper Networks *                                   2,800                   76

Nokia ADR                                            5,700                   89

QUALCOMM                                             7,000                  297

                                                                            949

Computers & Peripherals  3.3%

Dell *                                              16,600                  699

IBM                                                  1,600                  158

Lexmark International *                              2,400                  204

                                                                          1,061

Internet Software & Services  0.5%

IAC/InterActiveCorp *                                5,900                  163


                                                                            163
IT Services  1.9%

Accenture, Class A *                                 2,300                   62

First Data                                           7,400                  315

Fiserv *                                             3,800                  153

Paychex                                              2,300                   78

                                                                            608

Semiconductor & Semiconductor

Equipment  4.3%

Analog Devices                                       6,450                  238

Intel                                               14,800                  346

Maxim Integrated Products                            9,600                  407

Texas Instruments                                    7,700                  190

Xilinx                                               7,100                  210

                                                                          1,391

Software  6.4%

Adobe Systems                                        5,600                  351

Intuit *                                             5,500                  242

Microsoft                                           39,100                1,045

Oracle *                                            10,000                  137

Symantec *                                           6,400                  165

VERITAS Software *                                   3,600                  103

                                                                          2,043

Total Information Technology                                              6,215


TELECOMMUNICATION SERVICES  2.4%

Diversified Telecommunication Services  0.3%

Telus (CAD)                                          1,500                   45

Telus                                                2,200                   64

                                                                            109

Wireless Telecommunication Services  2.1%

Nextel Communications, Class A *                     7,800                  234

Vodafone ADR                                        15,600                  427

                                                                            661

Total Telecommunication Services                                            770

Total Common Stocks (Cost  $28,712)                                      31,717


SHORT-TERM INVESTMENTS  0.9%

Money Market Fund  0.9%

T. Rowe Price Reserve
Investment Fund, 2.28% #!                          276,461                  276

Total Short-Term Investments
(Cost  $276)                                                                276

Total Investments in Securities
99.8% of Net Assets (Cost $28,988)                        $              31,993


(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

*    Non-income producing

!    Affiliated company--See Note 4

ADR  American Depository Receipts

CAD  Canadian dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

T. Rowe Price Institutional Large-Cap Core Growth Fund

December 31, 2004

(In thousands except shares and per share amounts)

Assets

Investments in securities, at value
  Affiliated companies (cost $276)                         $                276

  Non-affiliated companies (cost $28,712)                                31,717

  Total investments in securities                                        31,993

  Other assets                                                               92

Total assets                                                             32,085

Liabilities

Total liabilities                                                            20

NET ASSETS                                                 $             32,065
                                                           --------------------

Net Assets Consist of:

Undistributed net realized gain (loss)                     $               (174)

Net unrealized gain (loss)                                                3,005

Paid-in-capital applicable to 2,711,969 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                       29,234

NET ASSETS                                                 $             32,065
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $              11.82
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price Institutional Large-Cap Core Growth Fund

($ 000s)

                                                                           Year
                                                                          Ended
                                                                       12/31/04
Investment Income (Loss)

Dividend income                                            $                474

Expenses
  Investment management                                                     163

  Custody and accounting                                                     87

  Legal and audit                                                            15

  Prospectus and shareholder reports                                          9

  Registration                                                                8

  Directors                                                                   5

  Miscellaneous                                                               2

  Reductions/repayments of fees and expenses
    Investment management fees (waived) repaid                              (97)

  Total expenses                                                            192

Net investment income (loss)                                                282

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                     (174)

Change in net unrealized gain (loss) on securities                        1,981

Net realized and unrealized gain (loss)                                   1,807

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $              2,089
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

T. Rowe Price Institutional Large-Cap Core Growth Fund

($ 000s)

                                                      Year
                                                     Ended
                                                  12/31/04             12/31/03

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $           282      $            12

  Net realized gain (loss)                            (174)                   2

  Change in net unrealized gain (loss)               1,981                1,024

  Increase (decrease) in net assets from
  operations                                         2,089                1,038

Distributions to shareholders
  Net investment income                               (297)                 (18)

Capital share transactions *
  Shares sold                                       10,458               18,752

  Distributions reinvested                             108                 --

  Shares redeemed                                      (67)                   2

  Increase (decrease) in net assets
  from capital share transactions                   10,499               18,754

Net Assets

Increase (decrease) during period                   12,291               19,774

Beginning of period                                 19,774                 --

End of period                              $        32,065      $        19,774
                                           ------------------------------------

(Including undistributed net investment
income of $0 at 12/31/04 and $0 at 12/31/03)

*Share information
  Shares sold                                          931                1,778

  Distributions reinvested                               9                 --

  Shares redeemed                                       (6)                --

  Increase (decrease) in shares
  outstanding                                          934                1,778

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Institutional Large-Cap Core Growth Fund

December 31, 2004


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Core Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 30, 2003. The fund seeks to provide long-term capital growth through investments in the common stocks of large-cap growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the
T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

In-Kind Subscriptions
Under certain circumstances and when considered in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended December 31, 2004, the fund accepted $7,810,000 of in-kind subscriptions, including $7,810,000 from other T. Rowe Price funds.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $120,000, represents 25% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $15,586,000 and $5,283,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 totaled $297,000 and were characterized as ordinary income for tax purposes. At December 31, 2004, the tax-basis components of net assets were as follows:

Unrealized appreciation                                    $          4,072,000

Unrealized depreciation                                              (1,067,000)

Net unrealized appreciation (depreciation)                            3,005,000

Capital loss carryforwards                                             (174,000)

Paid-in capital                                                      29,234,000

Net assets                                                 $         32,065,000
                                                           --------------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2004, the fund had $174,000 of capital loss carryforwards that expire in 2012.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to per share rounding of distributions. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income                        $             15,000

Paid-in capital                                                         (15,000)

At December 31, 2004, the cost of investments for federal income tax purposes was $28,988,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund's average daily net assets. The fee is computed daily and paid monthly. At December 31, 2004, investment management fee payable totaled $4,000.

The fund is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. Through April 30, 2009, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. Pursuant to this agreement, at December 31, 2004, management fees waived and expenses previously reimbursed by the manager in the amount of $122,000 remain subject to repayment by the fund through April 30, 2007.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $64,000 for Price Associates and $3,000 for T. Rowe Price Services. At period-end, a total of $5,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $4,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $276,000 and $138,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 202,065 shares of the fund, representing 7% of the fund's net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Large-Cap Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Large-Cap Core Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, MD
February 11, 2005

Tax Information (Unaudited) for the Tax Year Ended 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $297,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $297,000 of the fund's income qualifies for the dividends-received deduction.


Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.


How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Institutional Large-Cap Core Growth Fund

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of
T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors
Name
(Year of Birth)
Year Elected*
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering
(1945)
2001
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
1996
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
1996
Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003
Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
2001
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2001
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors
Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

James A.C. Kennedy, CFA
(1953)
1997
[43]
Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Investment Services Limited and T. Rowe Price International, Inc.

James S. Riepe
(1943)
1996
[112]
Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Institutional Equity Funds

* Each inside director serves until retirement, resignation, or election of a successor.


Officers
Name (Year of Birth)
Title and Fund(s) Served
Principal Occupation(s)
--------------------------------------------------------------------------------

Preston G. Athey, CFA, CIC (1949)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephen W. Boesel (1944)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen V. Booth, CPA (1961)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)
Treasurer, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)
Chief Compliance Officer, Institutional Equity Funds
Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served
Principal Occupation(s)
--------------------------------------------------------------------------------

Henry H. Hopkins (1942)
Vice President, Institutional Equity Funds
Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Thomas J. Huber, CFA (1966)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John D. Linehan, CFA (1965)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)
Secretary, Institutional Equity Funds
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph M. Milano, CFA (1972)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Charles G. Pepin (1966)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Larry J. Puglia, CFA, CPA (1960)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Brian C. Rogers, CFA, CIC (1955)
President, Institutional Equity Funds
Chief Investment Officer, Director, and Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price Trust Company

Robert W. Sharps, CFA, CPA (1971)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert W. Smith (1961)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.

John F. Wakeman (1962)
Executive Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Wallack (1960)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price

Richard T. Whitney, CFA (1958)
Vice President, Institutional Equity Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. Rowe Price Investment Services, Inc. Distributor.

42462                                                         E148-050 12/31/04


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $8,254                $3,125
     Audit-Related Fees                         860                     -
     Tax Fees                                 2,238                   811
     All Other Fees                               -                     -

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005